Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

November 30, 2020 (unaudited)

Principal Amount (000s)		Value^
CONVERTIBLE BONDS & NOTES—56.0%
Auto Components—0.6%
$1,000	Meritor, Inc., 3.25%, 10/15/37 (k)	$1,116,250

Biotechnology—2.8%
2,000	Insmed, Inc., 1.75%, 1/15/25 (g)	2,416,231
3,000	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23 (k)	2,793,750

		5,209,981

Building Materials—2.2%
4,000	Patrick Industries, Inc., 1.00%, 2/1/23	4,137,500

Commercial Services—1.6%
3,000	Macquarie Infrastructure Corp., 2.00%, 10/1/23	2,947,500

Computers—2.5%
4,000	CyberArk Software Ltd., zero coupon, 11/15/24	4,098,000
585	Western Digital Corp., 1.50%, 2/1/24 (k)	574,676

		4,672,676

Electronics—0.4%
500	II-VI, Inc., 0.25%, 9/1/22	762,813

Energy-Alternate Sources—1.3%
2,000	SunPower Corp., 4.00%, 1/15/23 (k)	2,423,983

Entertainment—1.6%
3,000	Live Nation Entertainment, Inc., 2.00%, 2/15/25 (a)(c)(g)(k)	2,967,637

Equity Real Estate Investment Trusts (REITs)—2.5%
2,000	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22 (k)	1,993,800
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22	2,760,313

		4,754,113

Food & Beverage—1.8%
3,500	Chefs’ Warehouse, Inc., 1.875%, 12/1/24 (a)(c)	3,300,515

Healthcare-Products—0.8%
1,100	NanoString Technologies, Inc., 2.625%, 3/1/25 (a)(c)	1,430,241

Internet—3.7%
3,350	Boingo Wireless, Inc., 1.00%, 10/1/23	3,006,625
4,000	Proofpoint, Inc., 0.25%, 8/15/24	3,979,311

		6,985,936

Investment Companies—1.3%
2,465	Prospect Capital Corp., 6.375%, 3/1/25	2,483,279

Iron/Steel—0.4%
500	Cleveland-Cliffs, Inc., 1.50%, 1/15/25	770,965

Leisure—1.5%
	Royal Caribbean Cruises Ltd. (a)(c),
1,700	2.875%, 11/15/23	2,103,750
500	4.25%, 6/15/23	689,500

		2,793,250

Media—3.0%
3,000	DISH Network Corp., 2.375%, 3/15/24	2,853,750
2,500	Liberty Broadband Corp., 2.75%, 9/30/50 (a)(c)(g)	2,679,566

		5,533,316

Oil, Gas & Consumable Fuels—1.7%
2,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22 (g)	1,916,464
2,000	Oil States International, Inc., 1.50%, 2/15/23	1,221,932

		3,138,396

Pharmaceuticals—1.4%
3,000	Flexion Therapeutics, Inc., 3.375%, 5/1/24	2,558,022

Retail—0.5%
1,000	Guess?, Inc., 2.00%, 4/15/24 (g)(k)	965,000

Software—20.8%
4,000	8x8, Inc., 0.50%, 2/1/24	4,126,142
4,000	Alteryx, Inc., 0.50%, 8/1/24 (g)	4,152,627
4,000	Avaya Holdings Corp., 2.25%, 6/15/23 (k)	4,120,302
3,000	Benefitfocus, Inc., 1.25%, 12/15/23	2,621,246
4,000	i3 Verticals LLC, 1.00%, 2/15/25 (a)(c)(g)	3,784,844
1,500	j2 Global, Inc., 3.25%, 6/15/29	2,032,500
3,000	New Relic, Inc., 0.50%, 5/1/23	2,900,634
3,000	Nutanix, Inc., zero coupon, 1/15/23	2,936,250
2,600	Pegasystems, Inc., 0.75%, 3/1/25 (a)(c)(k)	3,089,023
4,000	Pluralsight, Inc., 0.375%, 3/1/24	3,635,175
4,000	PROS Holdings, Inc., 1.00%, 5/15/24	4,034,994
1,310	RingCentral, Inc., zero coupon, 3/1/25 (a)(c)	1,480,351

		38,914,088

Telecommunications—2.2%
1,250	Infinera Corp., 2.125%, 9/1/24 (g)	1,376,417
2,500	Vonage Holdings Corp., 1.75%, 6/1/24	2,681,250

		4,057,667

Transportation—1.4%
2,750	Greenbrier Cos., Inc., 2.875%, 2/1/24 (g)(k)	2,715,251

	Total Convertible Bonds & Notes (cost-$99,277,143)	104,638,379

CORPORATE BONDS & NOTES—43.7%
Aerospace & Defense—3.1%
3,000	TransDigm, Inc., 6.50%, 7/15/24 (k)	3,050,625
	Triumph Group, Inc. (a)(c),
350	6.25%, 9/15/24	340,193
2,140	8.875%, 6/1/24	2,363,362

		5,754,180

Commercial Services—2.5%
2,000	Avis Budget Car Rental LLC, 6.375%, 4/1/24 (a)(c)	2,043,650
2,500	RR Donnelley & Sons Co., 7.00%, 2/15/22	2,571,288

		4,614,938

Computers—0.8%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(k)	1,557,570

Diversified Financial Services—5.0%
2,499	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75%, (a)(c)(e)(f)	641,370
2,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$2,000,000; purchased 9/6/18 (a)(c)(e)(f)(h)	2,000,000
3,000	Navient Corp., 7.25%, 9/25/23	3,275,625
3,000	OneMain Finance Corp., 8.25%, 10/1/23 (g)(k)	3,408,435

		9,325,430

Engineering & Construction—1.2%
2,000	AECOM, 5.875%, 10/15/24 (g)	2,225,000

Entertainment—3.8%
3,000	Cedar Fair L.P., 5.375%, 6/1/24 (k)	3,022,500
4,000	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)(k)	4,122,900

		7,145,400

Lodging—1.9%
3,500	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(k)	3,576,563

Machinery-Construction & Mining—1.7%
3,000	Terex Corp., 5.625%, 2/1/25 (a)(c)(k)	3,084,375

Media—3.8%
1,431	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (k)	1,432,939
2,000	CSC Holdings LLC, 5.25%, 6/1/24	2,168,750
	DISH DBS Corp.,
2,285	5.875%, 11/15/24	2,433,525
1,000	6.75%, 6/1/21 (k)	1,022,750

		7,057,964

Mining—5.0%
3,000	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)(g)(k)	3,106,875
3,000	Constellium SE, 6.625%, 3/1/25 (a)(c)(k)	3,100,425
3,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(k)	3,118,125

		9,325,425

Miscellaneous Manufacturing—1.9%
3,500	Koppers, Inc., 6.00%, 2/15/25 (a)(c)(k)	3,615,938

Paper & Forest Products—2.2%
4,000	Mercer International, Inc., 7.375%, 1/15/25 (k)	4,142,500

Real Estate—1.6%
3,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24	3,045,000

Retail—1.3%
2,525	Conn’s, Inc., 7.25%, 7/15/22	2,458,125

Telecommunications—6.4%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (k)	2,245,000
3,000	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(k)	3,110,655
3,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21	3,093,750
3,000	Sprint Corp., 7.125%, 6/15/24	3,495,030

		11,944,435

Transportation—1.5%
2,750	XPO Logistics, Inc., 6.125%, 9/1/23 (a)(c)(g)(k)	2,800,270

	Total Corporate Bonds & Notes (cost-$81,548,311)	81,673,113

SENIOR LOANS (a)(b)- 28.1%
Aerospace & Defense—0.8%
1,470	TransDigm, Inc., 1 mo. LIBOR + 2.250%, 2.396%, 12/9/25, 2020 Term Loan F	1,428,320

Airlines—1.5%
1,481	Allegiant Travel Company, 3 mo. LIBOR + 3.000%, 3.214%, 2/5/24, 2020 Term Loan	1,437,672
1,000	American Airlines, Inc., 1 mo. LIBOR + 2.000%, 2.146%, 4/28/23, Repriced Term Loan B	890,935
500	SkyMiles IP Ltd., 3 mo. LIBOR + 3.750%, 4.750%, 10/20/27, 2020 Skymiles Term Loan B	512,253

		2,840,860

Auto Components—0.8%
	Adient US LLC, 5/6/24, Term Loan B
1,106	1 mo. LIBOR + 4.250%,4.396%	1,105,791
375	3 mo. LIBOR + 4.250%,4.463%	374,844

		1,480,635

Chemicals—0.4%
752	PQ Corp., 3 mo. LIBOR + 2.250%, 2.464%, 2/7/27, 2018 Term Loan B	737,809

Communications Equipment—0.8%
1,489	CommScope, Inc., 1 mo. LIBOR + 3.250%, 3.396%, 4/6/26, 2019 Term Loan B	1,467,091

Computers—1.1%
998	Cardtronics USA, Inc., 1 mo. LIBOR + 4.000%, 5.000%, 6/29/27, Term Loan B	999,994
990	Dell International LLC, 1 mo. LIBOR + 2.000%, 2.750%, 9/19/25, 2019 Term Loan B	989,440

		1,989,434

Construction & Engineering—0.5%
1,021	KBR, Inc., 1 mo. LIBOR + 2.750%, 2.896%, 2/5/27, 2020 Term Loan B	1,016,078

Distribution/Wholesale—0.5%
968	IAA, Inc., 1 mo. LIBOR + 2.250%, 2.438%, 6/28/26, Term Loan B	960,244

Diversified Telecommunication Services—0.5%
993	CenturyLink, Inc., 1 mo. LIBOR + 2.250%, 2.396%, 3/15/27, 2020 Term Loan B	972,238

Entertainment—0.7%
985	AMC Entertainment Holdings, Inc., 3 mo. LIBOR + 3.000%, 3.230%, 4/22/26, 2019 Term Loan B	751,722
648	Stars Group Holdings B.V. (The), 3 mo. LIBOR + 3.500%, 3.720%, 7/10/25, 2018 USD Incremental Term Loan	650,802

		1,402,524

Food & Staples Retailing—0.5%
967	US Foods, Inc., 1 mo. LIBOR + 1.750%, 1.896%, 6/27/23, 2016 Term Loan B	938,432

Healthcare Providers & Services—0.5%
992	Acadia Healthcare Company, Inc., 1 mo. LIBOR + 2.500%, 2.646%, 2/16/23, 2018 Term Loan B4	986,146

Healthcare-Products—1.2%
1,273	Avantor Funding, Inc., 1 mo. LIBOR + 2.250%, 3.250%, 11/21/24, USD Term Loan B3	1,278,516
946	Ortho-Clinical Diagnostics S.A., 1 mo. LIBOR + 3.250%, 3.390%, 6/30/25, 2018 Term Loan B	928,745

		2,207,261

Holding Companies-Diversified—0.4%
990	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 5.000%, 5.220%, 5/29/26, 2019 Term Loan	689,906

Hotels, Restaurants & Leisure—1.0%
968	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 3.750%, 4/29/24, 2017 Term Loan B	889,590
973	Scientific Games International, Inc., 1 mo. LIBOR + 2.750%, 2.896%, 8/14/24, 2018 Term Loan B5	941,868

		1,831,458

Internet—1.1%
896	Everi Payments, Inc., 1 mo. LIBOR + 2.750%, 3.750%, 5/9/24, Term Loan B	879,511
1,226	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 1.750%, 1.896%, 2/15/24, 2017 Repriced Term Loan	1,209,553

		2,089,064

Internet Software & Services—1.5%
744	Blucora, Inc., 3 mo. LIBOR + 4.000%, 5.000%, 5/22/24, 2017 Term Loan B	736,792
1,032	EIG Investors Corp., 3 mo. LIBOR + 3.750%, 4.750%, 2/9/23, 2018 1st Lien Term Loan	1,031,717
1,000	Match Group, Inc., 3 mo. LIBOR + 1.750%, 1.964%, 2/13/27, 2020 Term Loan B	987,915

		2,756,424

Leisure Equipment & Products—0.5%
925	Callaway Golf Company, 1 mo. LIBOR + 4.500%, 4.650%, 1/2/26, Term Loan B	927,314

Lodging—0.8%
1,473	Caesars Resort Collection, LLC, 1 mo. LIBOR + 2.750%, 2.896%, 12/23/24, 2017 1st Lien Term Loan B	1,428,455

Machinery—1.7%
1,618	Gardner Denver, Inc., 1 mo. LIBOR + 1.750%, 1.896%, 3/1/27, 2020 USD Term Loan B2	1,591,370
192	Harsco Corp., 1 mo. LIBOR + 2.250%, 3.250%, 12/6/24, 2017 Term Loan B1	191,455
1,470	Navistar International Corp., 1 mo. LIBOR + 3.500%, 3.650%, 11/6/24, 2017 1st Lien Term Loan B	1,466,099

		3,248,924

Media—5.7%
1,241	CSC Holdings, LLC, 1 mo. LIBOR + 2.250%, 2.389%, 1/15/26, 2018 Incremental Term Loan	1,211,973
1,432	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 2.399%, 2/7/24, 2017 Term Loan B	1,410,395
1,236	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 2.397%, 3/24/25, 2018 Term Loan B	1,208,154
1,247	Meredith Corp., 1 mo. LIBOR + 2.500%, 2.646%, 1/31/25, 2020 Term Loan B2	1,228,098
1,312	Nexstar Broadcasting, Inc., 1 mo. LIBOR + 2.750%, 2.899%, 9/18/26, 2019 Term Loan B4	1,298,767
1,473	Sinclair Television Group, Inc., 1 mo. LIBOR + 2.250%, 2.400%, 1/3/24, Term Loan B2	1,442,715
1,500	Virgin Media Bristol LLC, 1 mo. LIBOR + 2.500%, 2.641%, 1/31/28, USD Term Loan N	1,474,455
1,471	WideOpenWest Finance LLC, 1 mo. LIBOR + 3.250%, 4.250%, 8/18/23, 2017 Term Loan B	1,456,331

		10,730,888

Metal Fabricate/Hardware—0.4%
776	Advanced Drainage Systems, Inc., 1 mo. LIBOR + 2.250%, 2.438%, 7/31/26, Term Loan B	775,594

Oil, Gas & Consumable Fuels—0.1%
163	Lealand Finance Company B.V., 1 mo. LIBOR + 1.000%, 1.148%, 6/30/25, 2020 Take Back Term Loan	111,245

Pharmaceuticals—1.0%
904	Bausch Health Companies, Inc., 1 mo. LIBOR + 3.000%, 3.143%, 6/2/25, 2018 Term Loan B	894,669
980	HLF Financing S.a r.l., 1 mo. LIBOR + 2.750%, 2.896%, 8/18/25, 2018 Term Loan B	978,011

		1,872,680

Pipelines—0.1%
846	Summit Midstream Partners Holdings, LLC, 3 mo. LIBOR + 6.000%, 7.000%, 5/13/22, Term Loan B	195,603

Semiconductors & Semiconductor Equipment—0.8%
1,480	Cohu, Inc., 1 mo. LIBOR + 3.000%, 3.146%, 10/1/25, 2018 Term Loan B	1,452,866

Software—2.0%
995	Banff Merger Sub, Inc., 1 mo. LIBOR + 4.250%, 4.396%, 10/2/25, 2018 USD Term Loan B	985,559
1,212	Camelot U.S. Acquisition 1 Co., 1 mo. LIBOR + 3.000%, 10/30/26, Term Loan B (d)	1,200,223
1,485	Upland Software, Inc., 1 mo. LIBOR + 3.750%, 3.896%, 8/6/26, 2019 Term Loan	1,473,863

		3,659,645

Specialty Retail—0.4%
861	Burlington Coat Factory Warehouse Corp., 1 mo. LIBOR + 1.750%, 1.900%, 11/17/24, 2017 Term Loan B5	845,649

Technology Hardware, Storage & Peripherals—0.8%
1,489	NCR Corp., 1 mo. LIBOR + 2.500%, 2.650%, 8/28/26, 2019 Term Loan	1,471,974

	Total Senior Loans (cost-$53,893,295)	52,514,761

Shares
COMMON STOCK (i)- 0.1%
Banks—0.0%
6,549	CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (e)(f)(h)	—	†
7,142	CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (e)(f)(h)	1

		1

Energy Equipment & Services—0.1%
71,796	Mcdermott International Ltd.	79,694

	Total Common Stock (cost-$658,572)	79,695

Principal Amount (000s)
Repurchase Agreements—6.9%
$12,891	State Street Bank and Trust Co., dated 11/30/20, 0.00%, due 12/1/20, proceeds $12,891,000; collateralized by U.S. Treasury Notes, 0.375%, due 9/30/27, valued at $13,148,886 including accrued interest (cost-$12,891,000)	12,891,000

	Total Investments (cost-$248,268,321) (j)-134.8%	251,796,948

	Liabilities in excess of other assets-(34.8)%	(64,989,138)

	Net Assets-100.0%	$186,807,810

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. The AllianzGI Convertible & Income 2024 Target Term Fund’s (the “Fund”) investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the investment manager, Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Fund’s Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

†	Actual amount rounds to less than $1.

(a)

Private Placement—Restricted as to resale and may not have a readily available market. Private placement securities include Rule 144A securities. Securities with an aggregate value of $112,622,459, representing 60.3% of net assets.

(b)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2020.

(c)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $60,107,698, representing 32.2% of net assets.

(d)	When-issued or delayed-delivery. To be settled/delivered after November 30, 2020.

(e)	Fair-Valued—Securities with an aggregate value of $2,641,371, representing 1.4% of net assets.

(f)	Level 3 security.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(h)	Restricted. The aggregate cost of such securities is $2,000,000. The aggregate value is $2,000,001, representing 1.1% of net assets.

(i)	Non-income producing.

(j)

At November 30, 2020, the cost basis of portfolio securities for federal income tax purposes was $249,880,686. Gross unrealized appreciation was $8,819,916; gross unrealized depreciation was $6,903,654; and net unrealized appreciation was $1,916,262. The difference between book and tax cost was attributable to the differing treatment of bond premium amortization.

(k)	All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $45,329,086.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended November 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/20
Investments in Securities—Assets
Convertible Bonds & Notes	—	$104,638,379	—	$104,638,379
Corporate Bonds & Notes:
Diversified Financial Services	—	6,684,060	$2,641,370	9,325,430
All Other	—	72,347,683	—	72,347,683
Senior Loans	—	52,514,761	—	52,514,761
Common Stock:
Banks	—	—	1	1
Energy Equipment & Services	$79,694	—	—	79,694
Repurchase Agreements	—	12,891,000	—	12,891,000

Totals	$79,694	$249,075,883	$2,641,371	$251,796,948

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended November 30, 2020, was as follows:

	Beginning Balance 2/29/20	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 11/30/20
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$1,001,932	$127,495	†	$—	$21,856	$—	$(509,913)	$2,000,000	$—	$2,641,370
Common Stock:
Banks	1	—		—	—	—	—	—	—	1

Totals	$1,001,933	$127,495		$—	$21,856	$—	$(509,913)	$2,000,000	$—	$2,641,371

†	Payment-in-Kind.
*	Transferred out of Level 2 and into Level 3 due to a third-party independent pricing vendor price being unavailable or unreliable at November 30, 2020.

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2020:

	Ending Balance at 11/30/20	Valuation Technique Used	Unobservable Inputs	Input Values (Ranges)
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$641,370	Market and Company Comparables	EV Multiples	0.99x (0.57x -1.79x) 3x (0.85x -4.20x) 0.62x (0.38x -0.90x)
			Illiquidity Discount	20%

The table above does not include Level 3 investments that are valued by brokers or independent pricing services

The net change in unrealized appreciation/depreciation of Level 3 investments held at November 30, 2020 was $(512,413).

Glossary:

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust